UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 17, 2023
nCino, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41211	87-4154342
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation)		Identification No.)
6770 Parker Farm Drive
Wilmington, North Carolina 28405
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 676-2466

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0005 per share	NCNO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05    Costs Associated with Exit or Disposal Activities.
On January 18, 2023, nCino, Inc. (the “Company”) announced a workforce reduction of approximately seven percent (7%) and office space reductions in certain markets (collectively, the “Plan”) in furtherance of its efforts to improve operating margins and advance the Company’s objective of profitable growth as discussed on its third quarter fiscal 2023 earnings call. Communications to impacted employees will be completed by the end of the fourth quarter of the Company’s fiscal 2023. The actions associated with the office space reductions are expected to be fully completed in fiscal 2024.
The Company expects to incur charges in the fourth quarter of the Company’s fiscal 2023 of approximately $4.5 to $5.0 million in connection with the Plan. Cash payments consisting of severance and related benefit costs for terminated employees as well as lease exit fees are expected to be made in the first quarter of the Company’s fiscal 2024. The Company intends to exclude these charges from its non-GAAP financial measures.
The estimates of the charges and expenditures that the Company expects to incur in connection with the Plan, and the timing thereof, are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from estimates. In addition, the Company may incur other charges or cash expenditures not currently contemplated in connection with the implementation of the Plan.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements, including but not limited to statements related to expected benefits of and timing of completion of the Plan and the expected costs and charges of the Plan. Forward-looking statements generally include actions, events, results, strategies and expectations and are often identifiable by use of the words "believes," "expects," "intends," "anticipates," "plans," "seeks," "estimates," "projects," "may," "will," "could," "might," or "continues" or similar expressions. Any forward-looking statements contained are based upon nCino's historical performance and its current plans, estimates, and expectations, and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent nCino's expectations as of the date of this Current Report on Form 8-K. Subsequent events may cause these expectations to change and, except as may be required by law, nCino does not undertake any obligation to update or revise these forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially including, among others, risks and uncertainties relating to the market adoption of our solution and privacy and data security matters. Additional risks and uncertainties that could affect nCino's business and financial results are included in reports filed by nCino with the U.S. Securities and Exchange Commission (available on our web site at www.ncino.com or the SEC's web site at www.sec.gov). Further information on potential risks that could affect actual results will be included in other filings nCino makes with the SEC from time to time.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Chief Financial Officer Transition
On January 17, 2023, the Board of Directors of nCino, Inc. (the “Company”) appointed its current Chief Corporate Development & Strategy Officer, Greg Orenstein, to the position of Chief Financial Officer & Treasurer, succeeding David Rudow whose employment with the Company was terminated without cause effective as of January 31, 2023 (the “Transition Date”). No changes were made to Mr. Orenstein’s compensation in connection with this appointment.
Mr. Orenstein, age 53, has served as the Company’s Chief Corporate Development & Strategy Officer since September 2021. He previously served as the Company’s Chief Corporate Development & Legal Officer and Secretary from December 2019 to September 2021, and Executive Vice President Corporate Development, Chief Legal Officer and Secretary from October 2015 to November 2019. Prior to joining the Company, Mr. Orenstein was Of Counsel at the global law firm of DLA Piper from May 2014 to September 2015, and provided consulting services to various organizations, including the Company, from March 2012 to April 2014. From March 2000 until it was acquired in February 2012, Mr. Orenstein held various positions at S1 Corporation, a publicly traded provider of financial services software, most recently serving as Senior Vice President, Corporate Development, Chief Legal

Officer and Secretary from April 2007 until February 2012. Mr. Orenstein holds a B.A. from the University of Maryland and a J.D. from Emory University School of Law.
There are no arrangements or understandings between Mr. Orenstein and any other persons, pursuant to which he was appointed as Chief Financial Officer & Treasurer, no family relationships among any of the Company’s directors or executive officers and Mr. Orenstein, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with Mr. Rudow’s departure, it is expected that the Company and Mr. Rudow will enter into a separation agreement, the material terms of which have not been finalized as of the date of this Current Report on Form 8-K.
Item 7.01    Regulation FD Disclosure.
On January 18, 2023, the Company issued a press release, a copy of which is furnished herewith as Exhibit 99.1.
The information set forth in this Item 7.01 of this Current Report on Form 8-K and the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release of nCino, Inc. dated January 18, 2023 (furnished and not filed).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

nCino, Inc.
Date: January 18, 2023	By:	/s/ April Rieger
April Rieger
Executive Vice President, General Counsel and Secretary